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                                                                                                            C O R P
                                                                                                          B A N C A
                                                  PROMISSORY NOTE
                                                (Development Units)
                                                (Unequal Payments)                             473553 (handwritten)
                                                   (Fixed Rate)


I (We) owe and shall pay unconditionally, to the order of CORPBANCA, in its office at HUERFANOS
STREET NO. 770-B, a sector of SANTIAGO, the sum of Chilean legal tender equivalent to TWO
THOUSAND SIX HUNDRED TWENTY-TWO -- Development Units (U.F. 2,622.-) which I (we) have received on loan under the following conditions, which I (we) accept and with which I (we) shall comply.

The sum or capital owed and the interest shall be determined and paid in Chilean legal tender, for the value which the Development Unit shows on the day of the respective effective payment, except if the payment should be made after the date stipulated and in this the value of the Development Unit should have been higher, and thus in this event the last value shall be used.

Form of payment of capital owed.  Shall be paid on the date(s) and for the amount(s) indicated below:

DATE              AMOUNT (UF)               DATE     AMOUNT(UF)                 DATE    AMOUNT (UF)
Apr 1, 1999       2,622.-

                                                                                            etc.

Interest: Beginning with the date of this promissory note, the sum or capital shall return interest at the rate of 13.8% annually.

Form of payment of the interest Shall be paid on the following date(s):

                  DATE              DATE             DATE              DATE
                  Apr 1, 1999

                                                                        ETC.

Non-working days, extension of payment: Any date for the payment of capital and/or interest which falls on a banking day not worked shall be extended until the immediately following valid banking day, the res-pective payment to include as well the interest corresponding to the days covering that extension.

Calculation of interest: The annual rates of interest refer to 360-day years.  The interest is calculated and shall be paid per days passed and on the total of the capital that is owed, in accordance with the value of the Development Unit on the day of its effective payment, save for the payment that may be paid after the date stipulated and on that date the value of the Development Unit may have been higher, so that in such event the latter value shall be used.

Interest in delay and/or in advance: In case of default or simple delay in the payment of all or part of the capital and/or of the interest, this promissory note shall yield for the entire lapse of the default or delay, the maximum conventional interest which the law allows to be stipulated for adjustable operations of credits of money in national legal tender in effect during the default, but only if these should be greater than the maximum conventional interest in effect on this date.  Otherwise, this last rate shall be applied.
The same interest shall be yielded in case of advance payment.


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Acceleration because of default: In case of default or simple delay in the payment of all or part of the capital and/or of the interest which this promissory note establishes, the creditor has the power to call in the total amount of indebtedness, which in this case shall be considered an expired period for all legal and conventional effects


The creditor may also call in this promissory note in advance, which in that case is considered as an expired period for all legal and conventional effect, if the signatory should cease paying any other obligation contracted, whether to the name of CORPBANCA or to the name of any other creditor, or if the declaration of bankruptcy of the signatory should be declared, or if he should formulate proposals for extralegal or legal agreement.

Ordinary account.  CORPBANCA, in its capacity as creditor of this obligation, is irrevocably empowered upon its expiration, to cash the ordinary bank accounts which the debtor may maintain in CORPBANCA, the amounts of capital and interest to which this document refers.

Advance payment.  In the event of prepayment, if the capital declared to be owing in this instrument is equal to or less than the equivalent in national legal tender of UF5,000, I (we) are under obligation to pay the capital which is paid in early, to be duly readjusted, plus the interest calculated up to the date of the effective payment, and a commission of prepayment which shall ascend to the value of three months of interest calculated on the capital which is prepaid.

If the capital declared owing exceeds the equivalent in national currency to Development Units I (we) are obliged to pay the total of the interest stipulated up to the expiration date agreed to, in conformity with Law
No. 18.010.

Indivisibility.  All the obligations derived from this promissory note are considered indivisible for the signatory, his heirs and/or successors, for all legal effects, and especially those included in articles 1526
No. 4 and 1528 of the Civil Code.

Protest: Without obligation of protest.  I (We) hold the creditor free and clear of the obligation of protest, but if he should choose to carry out said extraordinary proceeding, he may do so, at his free choice, in notarial bank form or by a suitable public servant.  In any case, in the event of protest I (we) are obliged to pay the resulting expenses and taxes.

Taxes, Fees and Expenses: Any tax, fee, expense and increase in the costs which for the beneficiary of this Promissory Note may be caused or which results by reason of his signing, modifications, delays, renewals, payments, protest or other circumstances relative to the same, shall be for the signatory's exclusive expense.  Likewise, any  increase in the costs which may accrue to the holder of this instrument through the concept of technical reserve, the reserve fund and/or financing costs with which  resources may be burdened with charge to those  who are financing the obligation contained in this instrument, shall be for the exclusive charge of the signatory of this instrument.

Guarantees.  CORPBANCA and whoever may represent their rights, is from this point on authorized to modify, substitute, raise or renounce, totally or partially, the guarantees which actually may be constituted or which in the future should be constituted in order to safeguard the obligations to which this promissory note refers, none of which are to be understood as transferred to whosoever may acquire this promissory note unless CORPBANCA so expressly states.

Domicile and Competence.  For all the legal effects derived from this promissory note, the debtor or signatory constitutes special domicile in the community indicated in the heading of this promissory note and submits to the competence of its Ordinary Tribunals of Justice, domicile which also shall be the operative place for the procedures of protest in case it is practiced.

The tax for Stamps and Documentary stamps which are placed on this document shall be paid by monthly amounts of money to the Treasury according to Decree Law 3475 Article 15. No. 2.

In SANTIAGO       on   DECEMBER 29, OF THE YEAR 1998.

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Full name (Business Name) of the surety (1)          MAX RUTMAN SOUBOTNIK
Address                                              GENERAL EKDHAL 159
City:                      SANTIAGO                  District: RECOLETA                 Telephone: xx
National ID Number:                                  4,335,394-2                        Tax No. xx



(Information concerning co-signing with spouse is not provided)




                                                     I hereby authorize the signature of MAX RUTMAN
                                                     SOUBOTNIK, National ID No. 4,335.39 (text missing)
                                                     he himself being surety, bondsman, co-signer jointly and
                                                     severally who signs on the date of its emission,
                                                     December 29, 1998.

                                                     (Stamped seal and initials of Notary No. 38, Santiago,
                                                     Gonzalo de la Cuadra Fabres)



(Information concerning surety of spouse is not given)





I hereby authorize the signature of MAX RUTMAN
SOUBOTNIK, National ID No. 4,335.394-2 for
TEPUAL S.A., Natl. Tax No. 89,115,400-3 as
signatory debtor who signs on the date of its emission,
December 29, 1998.   Santiago

(Stamped seal and initials of Notary No. 38, Santiago, Gonzalo de la Cuadra Fabres)

(continued to next page)

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                                                                                           (Signed) MAX RUTMAN
                                                                               Signature of Signatory or Debtor

                                                              for TEPUAL S.A.

Full Name (Business Name) of debtor:                 TEPUAL S.A.
City:             SANTIAGO          District:                 RECOLETA                  Telephone: xx
National ID Number                  Tax NO.          89,115,400-3               Bank Account No: 15-058632
Legal Representative:      MAX RUTMAN SOUBOTNIK
National ID Number                  4,335,394-2

For Surety:
Every one of the undersigned constitute a surety for this present obligation and is constituted expressly in bondsman and co-debtor jointly and severally for the obligations of the signatory or debtor above indicated
to CORPBANCA or whoever should represents its rights, for each and every one of the obligations contained in the present instrument, for the entire time it runs until the effective and complete payment of this document, and states expressly that:

a)       He accepts as of this moment, the time periods and time period renewals and/or modifications of the rate of interest which may be agreed to between debtor and creditor, the joint obligation remaining in effect, in spite of any arrangement or agreement concerning the amount and form of paying the obligation, whether or not such renewals and/or modifications alter the currency in which the indebted obligation is expressed;

b)       He holds CORPBANCA free and clear of the obligation of the protest of this document;

c)       His responsibility and that of hie heirs and/or successors is indivisible for all legal effects and in particular for the dispositions of articles 1526 No. 4 and 1528 of the Civil Code;

d)       His responsibility is not affected, released or diminished in any way whatsoever by other warranties which may be constituted, are constituted at this time, or which heretofore may be constituted for securing the same obligation, and which may totally or partially be released in the future, and his joint and several responsibility shall remain in full effect for the total of the secured obligation, even though another person may take upon himself the secured obligation, in any form, and although said third party may take charge of the assets and liabilities of the debtor or introduce modifications to the debtor company.

         CORPBANCA and whoever may represents its rights, of course is still authorized to modify, substitute, increase or renounce, in whole or in part, the warranties which presently may be constituted, which are constituted on this date, or which in the future may be constituted in order to protect the obligations subject of this instrument, none of which were considered by whoever is constituted as surety(ies) of this promissory note and as bondsman(men) and co-debtor(s) jointly and severally of the obligation contained therein.

e)       For all the legal effects of this surety, each surety constitutes special domicile in the place indicated
         at the beginning of this promissory note and submits to the competence of its Ordinary Courts of
         Justice.

In       SANTIAGO on the 29th day of DECEMBER of the year 1998.

         (Signed) M. RUTMAN                                   _____________________
         (1) SURETY SIGNATURE                                 (2) SURETY SIGNATURE
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BANCO SUD AMERICANO                                                                  BANK STATEMENT - FOREIGN TRADE

                           COMPANY NAME OF CLIENT: TEPUAL S.A.                         Date of Inquiry: Apr. 14, 99
                                                                                        P. 1    RENEWAL
Specialists:
                           EXPORT           Information not available
                           IMPORTATION               Information not available
-------------------------------------------------------------------------------------------------------------------

PRODUCT:          Credits for Exports

Type of Operation          No. Operation    Currency          Bal. debt         Expiration       Expiration Date
                                                                                Interest
Export Credit              0020859255       US$               260,000.00        6,792.50         June 5, 99
Export Credit              0020859282       US$                40,000.00        1,045.00         May 23, 99
Export Credit              0020859947       US$                 31194.30          823.53         June 23,99
Export Credit              0108510116       US$               100,000.00        4,702.50         June 6, 99
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